                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 19, 2004
                                                         ----------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                 0-21324             06-1344888
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        (State or other jurisdiction (Commission           (IRS Employer
         of incorporation)            File Number)          Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

     On October 19, 2004,  NYFIX,  Inc.  announced  establishment of a valuation allowance  for deferred tax assets,  revised  guidance for the third  quarter of
2004 and the date for its third quarter 2004 conference call and business update on the  internet.  The full  text of the press  release  is  attached  hereto as
Exhibit 99.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)   Exhibits

      EXHIBIT NO.          EXHIBITS
      -----------          --------

      99.1                 Press release of NYFIX, Inc. dated October 19, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         NYFIX, INC.

                                         By:   /s/ Brian Bellardo
                                               ---------------------------------
                                               Name: Brian Bellardo
                                               Title: Secretary
Dated: October 19, 2004